UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2024

CALIFORNIA BANCORP

(Exact name of registrant as specified in its charter)

California	001-41684	84-3288397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12265 El Camino Real, Suite 210
San Diego, California	92310
(Address of principal executive offices)	(Zip Code)

(844) 265-7622

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	BCAL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 20, 2024, Thomas A. Sa resigned as Chief Operating Officer of California BanCorp (the “Company”) and its wholly-owned subsidiary, California Bank of Commerce, N.A.(the “Bank”) Mr. Sa’s departure was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Michele M. Wirfel, the Chief Administrative Officer of the Company, was appointed to the Chief Operating Officer position of the Company and the Bank on September 20, 2024 following Mr. Sa’s resignation. Ms. Wirfel, age 56, served as Chief Administrative Officer of the Company since July 31, 2024 following the Company’s merger with the predecessor California BanCorp. Prior to that role, Ms. Wirfel held the role of Senior Executive Vice President and Chief Banking Officer of the predecessor California BanCorp since May 2018 and has served the predecessor California Bank of Commerce since its inception in 2007, holding various management positions.

There are no arrangements or understandings between Ms. Wirfel and any other persons pursuant to which she was selected as Chief Operating Officer of the Company. There are also no family relationships between Ms. Wirfel and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On September 26, 2024, the Company issued a press release announcing the appointment of Michele Wirfel, as described above under Item 5.02 of this Current Report on Form 8-K. A copy of this press release is furnished as Exhibit 99.1 hereto. The information furnished pursuant to Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be filed for purposes of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 26, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA BANCORP

Date: September 26, 2024	By:	/s/ Steven E. Shelton
Steven E. Shelton
Chief Executive Officer